UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2014

Eclipse Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36511	46-4812998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Old Gatesburg Road, Suite 110 State College, Pennsylvania	16803
(Address of principal executive offices)	(Zip Code)

(866) 590-2568

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 25, 2014, Eclipse Resources Corporation, a Delaware corporation (the “Company”), completed its initial public offering (the “Offering”) of 30,300,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price to the public of $27.00 per share ($25.5825 per share net of underwriting discounts and commissions), pursuant to the Company’s Registration Statement on Form S-1, as amended (File No. 333-195679) (the “Registration Statement”). The material terms of the Offering are described in the prospectus, dated June 19, 2014 (the “Prospectus”), filed by the Company with the Securities and Exchange Commission (the “Commission”) on June 23, 2014.

Stockholders Agreement

In connection with the closing of the Offering, the Company entered into a stockholders agreement, dated June 25, 2014 (the “Stockholders Agreement”), with Eclipse Resources Holdings, L.P. (“Eclipse Holdings”), CKH Partners II, L.P. (“CKH II”), The Hulburt Family II Limited Partnership (“Hulburt Family II”), Kirkwood Capital, L.P. (“Kirkwood” and, together with CKH II and Hulburt Family II, the “Management Funds”), EnCap Energy Capital Fund VIII, L.P. (“EnCap Fund VIII”), EnCap Energy Capital Fund VIII Co-Investors, L.P. (“EnCap Fund VIII Co-Investors”), EnCap Energy Capital Fund IX, L.P. (“EnCap Fund IX” and, together with EnCap Fund VIII and EnCap Fund VIII Co-Investors, the “EnCap Funds”), and Eclipse Management, L.P. (“Eclipse Management” and, together with the Management Funds and the EnCap Funds, the “Limited Partners”). The terms of the Stockholders Agreement are substantially the same as the terms set forth in the form of such agreement previously filed as Exhibit 10.8 to the Registration Statement and as described therein.

The Stockholders Agreement provides that the Company, Eclipse Holdings and the Limited Partners will take certain actions, such as soliciting proxies and voting shares of the Common Stock, to cause the Company’s Board of Directors (the “Board”) to consist of the following members:

(i) Benjamin W. Hulburt, for so long as he remains the Company’s President and Chief Executive Officer;

(ii) Christopher K. Hulburt, for so long as he remains the Company’s Executive Vice President, Secretary and General Counsel; and

(iii) a number of members designated by the EnCap Funds, initially up to five, which number will be adjusted in the future based upon the EnCap Funds and their affiliates’ beneficial ownership of the shares of Common Stock.

For so long as the EnCap Funds and their affiliates beneficially own at least 50% of the outstanding shares of Common Stock, the Company, Eclipse Holdings and the Limited Partners will take certain actions to cause at least one of the directors designated by the EnCap Funds to be a member of each committee of the Board (subject to applicable legal requirements and stock exchange rules). In addition, the Company, Eclipse Holdings and the Limited Partners will take certain actions to cause Benjamin W. Hulburt to be elected as Chairman of the Board.

Other than with respect to the election of directors to the Board, each Limited Partner will be entitled to instruct Eclipse Holdings regarding how to vote the number of shares of Common Stock held by Eclipse Holdings on the applicable voting record date that such Limited Partner would receive following a complete distribution on the applicable voting record date of the shares of Common Stock held by Eclipse Holdings.

The foregoing description of the Stockholders Agreement is not complete and is qualified in its entirety by reference to the full text of the Stockholders Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

In connection with the closing of the Offering, the Company also entered into a registration rights agreement, dated June 25, 2014 (the “Registration Rights Agreement”), with Eclipse Holdings, the Management Funds, the EnCap Funds and Eclipse Management. The terms of the Registration Rights Agreement are substantially the same as the terms set forth in the form of such agreement previously filed as Exhibit 10.7 to the Registration Statement and as described therein.

The Registration Rights Agreement provides that the Company will register the resale of the shares of the Common Stock issued in the Corporate Reorganization (as defined below) under the following circumstances.

Demand Registration Rights. At any time after the closing of the Offering, subject to the limitations set forth below, Eclipse Holdings and the Limited Partners have the right, to the extent they hold specified shares of Common Stock, to require the Company to prepare and file a registration statement registering the offer and sale of a number of their shares of Common Stock. Generally, the Company is required to provide notice of the request within 5 business days following the receipt of such demand request to all additional holders of Common Stock that are parties to the Registration Rights Agreement, who may, in certain circumstances, participate in the registration. In no event shall a demand registration occur within 90 days of a firm commitment underwritten offering. The Company is also not obligated to effect any demand registration in which the anticipated aggregate value of the shares of Common Stock (based on a 20-day volume weighted average price) included in such demand is less than $30 million. If the Company becomes eligible to effect a registration on Form S-3, then any such demand registration may be for a shelf registration statement. Any holder that is able to request a demand registration will also have the option to require the Company to effectuate a distribution of such holder’s shares of Common Stock through a firm commitment underwritten offering (so long as the aggregate value of the shares to be included in the offering is at least $30 million (based on a 20-day volume weighted average price)). The Company will be required to maintain the effectiveness of any such registration statement until the earlier of (i) 180 days (or two years if a “shelf registration” is requested) after the effective date of the registration statement or (ii) the date of the consummation of the distribution by the participating holders or on which the shares covered by the registration statement cease to be registrable securities pursuant to the Registration Rights Agreement.

Piggy-Back Rights. If, at any time, the Company proposes to register an offering of Common Stock (subject to certain exceptions) whether or not for the Company’s own account, then the Company must give at least 5 business days’ notice to all holders of registrable securities to allow them to include a specified number of their shares in that offering.

Conditions and Limitations; Expenses. The foregoing registration rights are subject to certain conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a firm commitment underwritten offering and the Company’s right to terminate or suspend an offering under certain circumstances. The Company will generally pay all registration expenses in connection with its obligations under the Registration Rights Agreement, regardless of whether a registration statement is filed or becomes effective or whether any shares of Common Stock are sold. The Company will not be required to pay any discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar industry professionals and stock transfer taxes applicable to the resale of shares of Common Stock or fees of legal counsel to any holder or selling stockholder.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Relationships

As more fully described in the sections entitled “Corporate Reorganization” and “Certain Relationships and Related Party Transactions” in the Prospectus, immediately following the completion of the Offering and the Corporate Reorganization, the Company had 160,000,000 shares of Common Stock outstanding. Eclipse Holdings, which is governed by a board of managers consisting of three members (Benjamin W. Hulburt, Christopher K. Hulburt and Thomas S. Liberatore) appointed by the Management Funds and four members (D. Martin Phillips, Robert L. Zorich, Douglas E. Swanson, Jr. and Mark E. Burroughs, Jr.) appointed by the EnCap Funds, owned 129,700,000 shares of Common Stock.

The EnCap Funds, which collectively own 100% of the Class A limited partner interests in Eclipse Holdings, are controlled indirectly by David B. Miller, D. Martin Phillips, Gary R. Petersen and Robert L. Zorich. Hulburt Family II, which is controlled by Benjamin W. Hulburt, owns approximately 66% of the Class B limited partner interests in Eclipse Holdings, and CKH II, which is controlled by Christopher K. Hulburt, and Kirkwood, which is controlled by Thomas S. Liberatore, each own approximately 17% of the Class B limited partner interests in Eclipse Holdings. Eclipse Management GP, LLC, the General Partner of Management Holdco, which owns 100% of the Class C limited partner interests in Eclipse Holdings, is governed by a board of managers consisting of Benjamin W. Hulburt, Christopher K. Hulburt, Matthew R. DeNezza and Thomas S. Liberatore.

As a result of the relationships disclosed above, certain individuals, including officers and directors of the Company, serve as officers and/or directors of more than one of such other entities and their respective affiliates.

Item 3.02	Unregistered Sales of Equity Securities.

On June 24, 2014, pursuant to the Master Reorganization Agreement, dated as of June 6, 2014 (the “Master Reorganization Agreement”), by and among Eclipse Resources I, LP (“Eclipse I”), Eclipse GP, LLC (“Eclipse I GP”), the EnCap Funds, the Management Funds, Eclipse Management, Eclipse Resources Holdings, the Company and Benjamin W. Hulburt, Christopher K. Hulburt and Thomas S. Liberatore, the following transactions occurred (collectively, the “Corporate Reorganization”):

(i) the acquisition by Eclipse I of all of the outstanding equity interests in Eclipse Resources Operating, LLC;

(ii) the contribution of equity interests in Eclipse I to Eclipse Holdings by the EnCap Funds, the Management Funds and Management Holdco in exchange for similar equity interests in Eclipse Holdings;

(iii) the transfer of the outstanding equity interests in Eclipse I GP, the general partner of Eclipse I, to Eclipse Holdings; and

(iv) the contribution of equity interests in Eclipse I and the outstanding equity interests in Eclipse GP, LLC, to Eclipse Resources Corporation by Eclipse Holdings in exchange for 138,500,000 shares of Common Stock.

The foregoing transactions were undertaken in reliance upon an exemption from the registration requirements of the Securities Act by Section 4(a)(2) thereof.

The foregoing description of the Corporate Reorganization is not complete and is qualified in its entirety by reference to the full text of Master Reorganization Agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

The information provided in Item 1.01 hereto under the headings “Stockholders Agreement” and “Registration Rights Agreement” is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Indemnification Agreements

In connection with the closing of the Offering, the Company entered into Indemnification Agreements (the “Indemnification Agreements”) with each of the executive officers and directors of the Company. These Indemnification Agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liability that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description of the Indemnification Agreements is not complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Stockholders Agreement, dated June 25, 2014, by and among Eclipse Resources Corporation, Eclipse Resources Holdings, L.P., CKH Partners II, L.P., The Hulburt Family II Limited Partnership, Kirkwood Capital, L.P, EnCap Energy Capital Fund VIII, L.P., EnCap Energy Capital Fund VIII Co-Investors, L.P., EnCap Energy Capital Fund IX, L.P. and Eclipse Management, L.P.

10.2	Registration Rights Agreement, dated June 25, 2014, by and among Eclipse Resources Corporation, Eclipse Resources Holdings, L.P., CKH Partners II, L.P., The Hulburt Family II Limited Partnership, Kirkwood Capital, L.P, EnCap Energy Capital Fund VIII, L.P., EnCap Energy Capital Fund VIII Co-Investors, L.P., EnCap Energy Capital Fund IX, L.P. and Eclipse Management, L.P.

10.3	Master Reorganization Agreement, dated June 6, 2014, by and among Eclipse Resources I, LP, Eclipse GP, LLC, EnCap Energy Capital Fund VIII, L.P., EnCap Energy Capital Fund VIII Co-Investors, L.P., EnCap Energy Capital Fund IX, L.P., CKH Partners II, L.P., The Hulburt Family II Limited Partnership, Kirkwood Capital, L.P., Eclipse Management, L.P., Eclipse Resources Holdings, L.P., Eclipse Resources Corporation and Benjamin W. Hulburt, Christopher K. Hulburt and Thomas S. Liberatore (incorporated by reference to Exhibit 10.9 to Amendment No. 2 to Eclipse Resources Corporation’s Registration Statement on Form S-1, filed with the Commission on June 9, 2014, File No. 333-195679)

10.4	Form of Indemnification Agreement for Eclipse Resources Corporation Officers and Directors (incorporated by reference to Exhibit 10.10 to Amendment No. 1 to Eclipse Resources Corporation’s Registration Statement on Form S-1, filed with the Commission on June 2, 2014, File No. 333-195679)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECLIPSE RESOURCES CORPORATION

By:	/s/ Christopher K. Hulburt
Name:	Christopher K. Hulburt
Title:	Executive Vice President, Secretary and General Counsel

Date: June 30, 2014

Index to Exhibits

Exhibit Number	Description

10.1	Stockholders Agreement, dated June 25, 2014, by and among Eclipse Resources Corporation, Eclipse Resources Holdings, L.P., CKH Partners II, L.P., The Hulburt Family II Limited Partnership, Kirkwood Capital, L.P, EnCap Energy Capital Fund VIII, L.P., EnCap Energy Capital Fund VIII Co-Investors, L.P., EnCap Energy Capital Fund IX, L.P. and Eclipse Management, L.P.

10.2	Registration Rights Agreement, dated June 25, 2014, by and among Eclipse Resources Corporation, Eclipse Resources Holdings, L.P., CKH Partners II, L.P., The Hulburt Family II Limited Partnership, Kirkwood Capital, L.P, EnCap Energy Capital Fund VIII, L.P., EnCap Energy Capital Fund VIII Co-Investors, L.P., EnCap Energy Capital Fund IX, L.P. and Eclipse Management, L.P.

10.3	Master Reorganization Agreement, dated June 6, 2014, by and among Eclipse Resources I, LP, Eclipse GP, LLC, EnCap Energy Capital Fund VIII, L.P., EnCap Energy Capital Fund VIII Co-Investors, L.P., EnCap Energy Capital Fund IX, L.P., CKH Partners II, L.P., The Hulburt Family II Limited Partnership, Kirkwood Capital, L.P., Eclipse Management, L.P., Eclipse Resources Holdings, L.P., Eclipse Resources Corporation and Benjamin W. Hulburt, Christopher K. Hulburt and Thomas S. Liberatore (incorporated by reference to Exhibit 10.9 to Amendment No. 2 to Eclipse Resources Corporation’s Registration Statement on Form S-1, filed with the Commission on June 9, 2014, File No. 333-195679)

10.4	Form of Indemnification Agreement for Eclipse Resources Corporation Officers and Directors (incorporated by reference to Exhibit 10.10 to Amendment No. 1 to Eclipse Resources Corporation’s Registration Statement on Form S-1, filed with the Commission on June 2, 2014, File No. 333-195679)